                                                                   EXHIBIT 10.15

                      RESTRICTED STOCK PURCHASE AGREEMENT
                       (FOR PURCHASES PAID FOR WITH CASH)

     This Agreement is made and entered into as of July 31, 1996 (the "Effective
                                                                       ---------
Date") between AT HOME CORPORATION, a Delaware corporation (the "Company"), and
----                                                             -------
Thomas A. Jermoluk ("Purchaser").
                     ---------

                                    RECITALS
                                    --------

     A. The Company desires to provide equity incentives to certain key employees pursuant to this Restricted Stock Purchase Agreement.

     B. Purchaser is the President and Chief Executive Officer of the Company and possesses sufficient business and financial experience, and/or sufficient knowledge of and/or relationship to the Company and its management to enable the Company to lawfully issue shares of its Series K Preferred Stock to Purchaser without the need for registration or qualification of such shares pursuant to
Section 4(2) of and/or Regulation D promulgated under the Securities Act of 1933, as amended, and all applicable state "blue sky" laws.

     C. The Company desires to sell to Purchaser, and Purchaser desires to purchase from the Company, shares of the Company's Series K Preferred Stock.

     NOW, THEREFORE, the parties agree as follows:

     1.   PURCHASE OF SHARES.  On the Effective Date and subject to the terms
          -------------------
and conditions of this Agreement, Purchaser hereby purchases from the Company, and the Company hereby sells to Purchaser, an aggregate of 500,000/1/ shares of the Company's Series K Preferred Stock, $0.01 par value, which are convertible into an aggregate of 500,000 shares of Series A Common Stock (the "Shares"), at
                                                                   ------
an aggregate purchase price of $500,000.00 (the "Purchase Price") or $1.00/2/
                                                 --------------
per Share (the "Purchase Price Per Share"). As used in this Agreement, the term
                ------------------------
"Shares" refers to the Shares purchased under this Agreement and includes all securities received (a) in replacement of the Shares, (b) as a result of stock dividends or stock splits in respect of the Shares, and (c) in replacement of the Shares in a recapitalization, merger, reorganization or the like.

     2.   PAYMENT OF PURCHASE PRICE; CLOSING.
          -----------------------------------

          (A)  DELIVERIES BY PURCHASER. Purchaser hereby delivers to the Company
               ------------------------
the full Purchase Price by delivery of a check made out to the order of the Company in the amount of $500,000.00 in payment of the aggregate Purchase Price of the Shares, a copy of which is
____________________
/1/ 50,000 shares of Series K Preferred Stock after giving effect to the 10 to 1 reverse split of the Series K Preferred Stock scheduled to occur on August 1, 1996
/2/ $10.00 per share after giving effect to the 10 to 1 reverse split of the Series K Preferred Stock scheduled to occur on August 1, 1996 attached hereto as Exhibit 1. Purchaser also hereby delivers to the Company two
                   ---------
(2) copies of a blank Stock Power and Assignment Separate from Stock Certificate in the form of Exhibit 2 attached hereto (the "Stock Powers"), duly executed by
               ---------
Purchaser and his spouse.

          (B)  DELIVERIES BY THE COMPANY. Upon its receipt of the entire
               --------------------------
Purchase Price and the documents to be executed and delivered by Purchaser to the Company under Section 2(a), the Company will issue a duly executed stock certificate evidencing the Shares in the name of Purchaser, with such certificate to be placed in escrow as provided in Section 9 until expiration or termination of both the Company's Repurchase Obligation and Right of First Refusal described in Sections 5 and 6.

     3.   REPRESENTATIONS AND WARRANTS OF PURCHASER.  Purchaser represents and
          ------------------------------------------
warrants to and covenants with the Company that:

          (A)  PURCHASE FOR OWN ACCOUNT FOR INVESTMENT.  Purchaser is
               ----------------------------------------
purchasing the Shares for Purchaser's own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act of 1933, as amended (the "1933
                                                                          ----
Act"). Purchaser has no present intention of selling or otherwise disposing of
---
all or any portion of the Shares and no one other than Purchaser has any beneficial ownership of any of the Shares.

          (B)  ACCESS TO INFORMATION.  Purchaser has had access to all
               ----------------------
information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Purchaser reasonably considers important in making the decision to purchase the Shares, and Purchaser has had ample opportunity to ask questions of the Company's representatives concerning such matters and this investment.

          (C)  UNDERSTANDING OF RISKS.  Purchaser is fully aware of:  (i) the
               -----------------------
highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; (iii) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g., that Purchaser may not be able to sell
                                  ----
or dispose of the Shares or use them as collateral for loans); (iv) the qualifications and backgrounds of the management of the Company; and (v) the tax consequences of investment in the Shares.

          (D)  PURCHASER'S QUALIFICATIONS.  Purchaser has a preexisting
               ---------------------------
personal or business relationship with the Company and/or certain of its officers and/or directors of a nature and duration sufficient to make Purchaser aware of the character, business acumen and general business and financial circumstances of the Company and/or such officers and directors. By reason of Purchaser's business or financial experience, Purchaser is capable of evaluating the merits and risks of this investment, has the ability to protect Purchaser's own interests in this transaction and is financially capable of bearing a total loss of this investment.

          (E)  NO GENERAL SOLICITATION.  At no time was Purchaser presented
               ------------------------
with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Shares.

          (F)  COMPLIANCE WITH SECURITIES LAWS.  Purchaser understands and
               --------------------------------
acknowledges that, in reliance upon the representations and warranties made by Purchaser herein, the Shares are not being registered with the Securities and Exchange Commission ("SEC") under the 1933 Act or being qualified under the
                      ---
California Corporate Securities Law of 1968, as amended (the "Law"), but instead
                                                              ---
are being issued under an exemption or exemptions from the registration and qualification requirements of the 1933 Act and the Law or other applicable state securities laws which may impose certain restrictions on Purchaser's ability to transfer the Shares.

          (G)  RESTRICTIONS ON TRANSFER.  Purchaser acknowledges and agrees
               -------------------------
that the Company, in its discretion, may elect to issue the Shares under one or more of several different exemptions from the registration and qualification requirements of the 1933 Act and the Law and that Purchaser's ability to transfer the Shares in compliance with such laws will be affected by the Company's choice of exemption. Purchaser further understands that the Company's choice of exemptions may not be definitively made until a later date and the Company is entirely free in its discretion to choose which exemption or exemptions it will rely upon to exempt the sale of Shares to Purchaser. Purchaser understands that Purchaser may not transfer any Shares unless such Shares are registered under the 1933 Act or qualified under the Law or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Purchaser understands that only the Company may file a registration statement with the SEC or the California Commissioner of Corporations and that the Company is under no obligation to do so with respect to the Shares. Purchaser has also been advised that exemptions from registration and qualification may not be available or may not permit Purchaser to transfer all or any of the Shares in the amounts or at the times proposed by Purchaser.

          (H)  RULE 144.  Purchaser acknowledges that SEC Rule 144 promulgated
               ---------
 under the 1933 Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, may require that the Shares be held for a minimum of two years, and in certain cases three years, after they have been purchased and paid for (within
                                                          ------------
the meaning of Rule 144), before they may be resold under Rule 144. Purchaser understands that Rule 144 will remain unavailable indefinitely with respect to transfers of the Shares so long as Purchaser remains an "affiliate" of the Company and "current public information" about the Company (as defined in Rule
144) is not publicly available. In addition, Purchaser understands that all public resales of the Shares by Purchaser at a time when Purchaser is an affiliate of the Company must comply with the provisions of Rule 144.

          (I)  TERMS OF PURCHASE AGREEMENT ACCEPTED.  Purchaser has received a
               -------------------------------------
copy of this Agreement, has read and understands the terms of this Agreement, and agrees to be bound by its terms and conditions. Purchaser acknowledges that there may be adverse tax consequences upon purchase and disposition of the Shares, and that Purchaser should consult a tax adviser prior to such purchase or disposition.

          (j)  CONVERSION OF SHARES.  Purchaser covenants and agrees that if he
               --------------------
converts the Shares into any intermediate shares of stock of the Company that are then convertible into shares of Series A Common Stock of the Company, he will immediately convert such intermediate shares of stock into shares of Series A Common Stock of the Company.

     4.   MARKET STANDOFF AGREEMENT.  Purchaser agrees in connection with any
          --------------------------
registration of the Company's securities under the 1933 Act that, upon the request of the Company or the underwriters managing any registered public offering of the Company's securities, Purchaser will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such managing underwriters, as the case may be, for a period of time (not to exceed one year) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the managing underwriters may specify for employee-shareholders generally.

     5.   COMPANY'S REPURCHASE OBLIGATION.  Upon the occurrence of certain
          --------------------------------
events, the Company has the obligation to repurchase all of the Unvested Shares (as defined below) on the terms and conditions set forth in this Section (the "Repurchase Obligation").
----------------------

          (A)  DEFINITION OF "EMPLOYED BY THE COMPANY"; "TERMINATION DATE".  For
               ------------------------------------------------------------
purposes of this Agreement, Purchaser will be considered to be "employed by the
                                                                ---------------
Company" if the Board of Directors of the Company determines that Purchaser is
-------
rendering substantial services as an officer, employee or consultant to the Company or to any parent, subsidiary or affiliate of the Company. In case of any dispute as to whether Purchaser is employed by the Company, the Board of Directors of the Company will have discretion to determine whether Purchaser has ceased to be employed by the Company or any parent, subsidiary or affiliate of the Company and the effective date on which Purchaser's employment terminated (the "Termination Date").
      ----------------

          (B)  UNVESTED AND VESTED SHARES.  "Unvested Shares" are Shares which
               ---------------------------   ---------------
 are subject to the Company's Repurchase Obligation.  "Vested Shares" are Shares
                                                       -------------
which are no longer subject to the Company's Repurchase Obligation. On the Effective Date, 125,000/3/ of the Shares will be "Vested Shares" and 375,000/4/ of the Shares will be "Unvested Shares". If Purchaser has been continuously employed by the Company at all times from the Effective Date until August 31, 1997 (the "First Vesting Date"), then on the First Vesting Date an additional
           ------------------
two point zero eight percent (2.08%) of the Shares will become Vested Shares; and thereafter, for so long (and only for so long) as Purchaser remains continuously employed by the Company at all times after the First Vesting Date, an additional two point zero eight percent (2.08%) of the Shares will become Vested Shares upon the last day of each succeeding calendar month that elapses after the First Vesting Date. Notwithstanding the foregoing, no Shares will become Vested Shares after the Termination Date, except as provided in (f) below.

          (C)  ADJUSTMENTS.  The number of Shares that are Vested Shares or
               ------------
Unvested Shares will be proportionally adjusted to reflect any stock dividend, stock split, reverse stock split or recapitalization of the Series K Preferred Stock of the Company occurring after the Effective Date.

_________________________
/3/12,500 shares after giving effect to the 10 to 1 reverse split of the Series K Preferred Stock scheduled to occur on August 1, 1996
/4/37,500 shares after giving effect to the 10 to 1 reverse split of the Series K Preferred Stock scheduled to occur on August 1, 1996

          (D)  REPURCHASE AT ORIGINAL PRICE.  If Purchaser shall cease to be
               -----------------------------
employed by the Company due to voluntary termination, termination by the Company with "cause", death or disability, the Company shall repurchase all Unvested Shares of Purchaser from Purchaser (or Purchaser's personal representative as the case may be) at the Purchaser's original Purchase Price Per Share (as adjusted to reflect any stock dividend, stock split, reverse stock split or recapitalization of the Series K Preferred Stock of the Company occurring after the Effective Date).

          (E)  PAYMENT OF REPURCHASE PRICE.  The repurchase price payable to
               ----------------------------
purchase Unvested Shares will be payable, at the option of the Company or its assignee(s), by check or by cancellation of all or a portion of any outstanding indebtedness of Purchaser to the Company (or to such assignee) or by any combination thereof. The repurchase price will be paid without interest within ninety (90) days after the Termination Date.

          (F)  VESTING UPON TERMINATION WITHOUT "CAUSE".  If Purchaser shall
               ----------------------------------------
cease to be employed by the Company due to termination by the Company without "cause", all of the Shares shall become Vested Shares as of the Termination Date and the Company shall not be required or entitled to repurchase any Shares from Purchaser. Termination without "cause" shall mean termination of Purchaser's employment by Company for any reason other than "cause", voluntary termination, death or disability. Termination shall be regarded as for "cause" only upon (i) Purchaser's willful and continued failure to substantially perform his duties with the Company after there is delivered to Purchaser by the Board of Directors a written demand for substantial performance which sets forth in detail the specific respects in which it believes Purchaser has not substantially performed his duties; (ii) Purchaser willfully engaging in gross misconduct which is materially detrimental to the Company; (iii) Purchaser committing a felony or an act of fraud against the Company or its affiliates; or (iv) Purchaser breaching materially the terms of Purchaser's employee confidentiality and proprietary information agreement with the Company or any other similar agreement that may be in effect from time to time. No act, or failure to act, by Purchaser shall be considered "willful" if done, or omitted to be done, by Purchaser in good faith in Purchaser's reasonable belief that his act or omission was in the best interests of the Company and/or required by applicable law. Purchaser shall not be deemed to have been terminated for cause under clause (i), (ii) or (iv) unless and until there shall have been delivered to Purchaser a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board of Directors at a meeting of the Board of Directors called and held for that purpose (after reasonable notice to and an opportunity for Purchaser, together with Purchaser's counsel, to be heard before the Board of Directors), finding that in the good faith opinion of the Board of Directors, Purchaser is guilty of conduct set forth in such clauses and specifying the particulars thereof in detail. A resignation by Purchaser for any of the following reasons shall not be deemed to be a voluntary termination and instead shall be deemed to be a termination of Purchaser's employment by the Company without "cause": (w) Purchaser shall be placed in a lower stature position than the position described in Recital B. above; (x) Purchaser's base salary shall be reduced by more than twenty percent without Purchaser's consent;
(y) Purchaser shall cease to be the Chief Executive Officer of the Company reporting to the Board of Directors; or (z) the Company shall otherwise breach the material terms of that certain letter agreement between the Company and Purchaser dated July 19, 1996 (the "Employment Letter Agreement").
                                    ---------------------------

          (G)  RIGHT OF TERMINATION UNAFFECTED.  Nothing in this Agreement
               --------------------------------
will be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company (or any parent, subsidiary or affiliate of the Company) to terminate Purchaser's employment at any time for any reason or no reason, with or without cause.

     6.   RIGHT OF FIRST REFUSAL.  Unvested Shares may not be sold or otherwise
          -----------------------
transferred by Purchaser without the Company's prior written consent. Before any Vested Shares held by Purchaser or any transferee of such Shares (either being sometimes referred to herein as the "Holder") may be sold or otherwise
                                           ------
transferred (including without limitation a transfer by gift or operation of law), the Company and/or its assignee(s) will have a right of first refusal to purchase the Vested Shares to be sold or transferred (the "Offered Shares") on
                                                           --------------
the terms and conditions set forth in this Section (the "Right of First
                                                         --------------
Refusal").
-------

          (A)  NOTICE OF PROPOSED TRANSFER.  The Holder of the Shares will
               ----------------------------
deliver to the Company a written notice (the "Notice") stating: (i) the Holder's
                                              ------
bona fide intention to sell or otherwise transfer the Offered Shares; (ii) the name, address and phone/fax number of each proposed purchaser or other transferee ("Proposed Transferee"); (iii) the number of Offered Shares to be
            ---------------------
transferred to each Proposed Transferee; (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Offered Shares (the "Offered Price") and (unless waived by the Company) a brief written explanation,
 -------------
by the Holder and the Proposed Transferee, of how the Offered Price was arrived at; and (v) that the Holder will offer to sell the Offered Shares to the Company and/or its assignee(s) at the Offered Price as provided in this Section. A true and correct copy of the Proposed Transferee's bona fide offer shall be provided to the Company together with the Notice.

          (B)  EXERCISE OF RIGHT OF FIRST REFUSAL.  At any time within sixty
               -----------------------------------
(60) days after the date of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all (but not less than all) of the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price determined in accordance with subsection (c) below.

          (C)  PURCHASE PRICE.  The purchase price for the Offered Shares
               ---------------
purchased under this Section will be the Offered Price. If the Offered Price includes consideration other than cash, then the value of the non-cash consideration as determined in good faith by the Company's Board of Directors will conclusively be deemed to be the cash equivalent value of such non-cash consideration.

          (D)  PAYMENT.  Payment of the purchase price for Offered Shares will
               --------
be payable, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The purchase price will be paid without interest within sixty (60) days after the Company's receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.

          (E)  HOLDER'S RIGHT TO TRANSFER.  If all of the Offered Shares
               ---------------------------
proposed in the Notice to be given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Offered Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other
                                           --------
transfer is consummated within 120 days after the date of the Notice, and provided further, that: (i) any such sale or other transfer is effected in
-------- -------
compliance with all applicable securities laws; and (ii) the Proposed Transferee agrees in writing that the provisions of this Section will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not transferred to the Proposed Transferee within such 120 day period, then a new Notice must be given to the Company, and the Company will again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

          (F)  EXEMPT TRANSFERS.  Notwithstanding anything to the contrary in
               -----------------
this Section, the following transfers of Shares will be exempt from the Right of First Refusal: (i) the transfer of any or all of the Shares during Purchaser's lifetime by gift or on Purchaser's death by will or intestacy to Purchaser's "immediate family" (as defined below) or to a trust for the benefit of Purchaser or Purchaser's immediate family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of this Section will continue to apply to the transferred Shares in the hands of such transferee or other recipient; (ii) any transfer of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations (except that the Right of First Refusal will continue to apply thereafter to such Shares, in which case the surviving corporation of such merger or consolidation shall succeed to the rights of the Company under this Section unless the agreement of merger or consolidation expressly otherwise provides); (iii) any transfer of Shares pursuant to the winding up and dissolution of the Company; or (iv) any transfer of Shares made in accordance with Section 5 of this Agreement or this Section 6. As used herein, the term "immediate family" will mean Purchaser's spouse, lineal
                  ----------------
descendant or antecedent, father, mother, brother or sister, adopted child or grandchild, or the spouse of any child, adopted child, grandchild or adopted grandchild of Purchaser.

          (G)  TERMINATION OF RIGHT OF FIRST REFUSAL.  The Right of First
               --------------------------------------
Refusal will terminate as to all Shares on the effective date of the first sale of common stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC under the 1933 Act (other than a registration statement relating solely to the issuance of common stock pursuant to a business combination or an employee incentive or benefit plan).

          (H)  ENCUMBRANCES ON SHARES.  Purchaser may grant a lien or security
               -----------------------
interest in, or pledge, hypothecate or encumber Vested Shares only if the Company or its successors and assigns do not hold a lien or security interest in such shares and only if each party to whom such lien or security interest is granted, or to whom such pledge, hypothecation or other encumbrance is made, agrees in a writing satisfactory to the Company that: (i) such lien, security interest, pledge, hypothecation or encumbrance will not apply to such Vested Shares after they are acquired by the Company and/or its assignees under this Section; and (ii) the provisions of this Section will continue to apply to such Vested Shares in the hands of such party and any transferee of such party. Purchaser may not grant a lien or security interest in, or pledge, hypothecate or encumber any Unvested Shares.

     7.   GUARANTEES.  The provisions of Section 5(b) and Section 5(c) of the
          ----------
Employment Letter Agreement regarding the First Guarantee and the Second Guarantee are hereby incorporated into and shall form a part of this Agreement. The term "Series K Stock" as used in the Employment Letter Agreement shall have the same meaning as the term "Shares" used herein. Both terms refer to the shares of Series K Preferred Stock purchased hereunder.

     8.   RIGHTS AS SHAREHOLDER.  Subject to the terms and conditions of this
          ----------------------
Agreement, Purchaser will have all of the rights of a shareholder of the Company with respect to the Shares from and after the date that Purchaser delivers payment of the Purchase Price until such time as Purchaser disposes of the Shares or the Company and/or its assignee(s) exercise(s) the Right of First Refusal or the Company is required to repurchase the Shares pursuant to Section 5 above or pursuant to the Employment Letter Agreement. Upon an exercise of the Right of First Refusal or a termination of Purchaser's employment that triggers the Repurchase Obligation, Purchaser will have no further rights as a holder of the Shares, except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Purchaser will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.

     9.   ESCROW.  As security for Purchaser's faithful performance of this
          -------
Agreement, Purchaser agrees, immediately upon receipt of the stock certificate(s) evidencing the Shares, to deliver such certificate(s), together with the Stock Powers executed by Purchaser and by Purchaser's spouse, if any (with the date and number of Shares left blank), to the Secretary of the Company or other designee of the Company ("Escrow Holder"), who is hereby appointed to
                                   -------------
hold such certificate(s) and Stock Powers in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Agreement. Purchaser and the Company agree that Escrow Holder will not be liable to any party to this Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Section. Escrow Holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Agreement. The Shares will be released from escrow upon termination of the Right of First Refusal or upon all Shares becoming Vested Shares, whichever is later.

     10.  TAX CONSEQUENCES.  Purchaser hereby acknowledges that Purchaser has
          -----------------
been informed that, unless an election is filed by the Purchaser with the Internal Revenue Service (and, if necessary, the proper state taxing authorities), within 30 days of the purchase of the Shares, electing pursuant to
              --------------
Section 83(b) of the Internal Revenue Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the Purchase Price of the Shares and their fair market value on the date of purchase, there will be a recognition of taxable income to the Purchaser, measured by the excess, if any, of the fair market value of the Vested Shares, at the time they cease to be Unvested Shares, over the purchase price for such Shares. Purchaser represents that Purchaser has consulted any tax adviser(s) Purchaser deems advisable in connection with Purchaser's purchase of the Shares and the filing of the election under Section 83(b) and similar tax provisions. A form of Election under Section 83(b) is attached hereto as Exhibit 3 for reference.
                                                   ---------
PURCHASER HEREBY ASSUMES ALL RESPONSIBILITY FOR FILING SUCH ELECTION AND PAYING ANY TAXES RESULTING FROM SUCH ELECTION OR FOR FAILING TO FILE THE ELECTION AND PAYING TAXES RESULTING FROM THE LAPSE OF THE REPURCHASE RESTRICTIONS ON THE UNVESTED SHARES. PURCHASER UNDERSTANDS THAT PURCHASER MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF PURCHASER'S PURCHASE OR DISPOSITION OF THE SHARES. PURCHASER REPRESENTS THAT PURCHASER HAS CONSULTED WITH ANY TAX ADVISER PURCHASER DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT PURCHASER IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

     11.  RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.
          ---------------------------------------------

          (A)  LEGENDS.  Purchaser understands and agrees that the Company will
               --------
place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by state or federal securities laws, the Company's Certificate of Incorporation or Bylaws, any other agreement between Purchaser and the Company or any agreement between Purchaser and any third party:

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

          A STATEMENT OF THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS GRANTED TO OR IMPOSED UPON EACH CLASS OR SERIES OF AUTHORIZED SHARES OF THE COMPANY MAY BE OBTAINED UPON REQUEST AND WITHOUT CHARGE, FROM THE COMPANY'S SECRETARY AT THE COMPANY'S PRINCIPAL OFFICES.

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE, TRANSFER,

          REPURCHASE, IRREVOCABLE PROXY AND VOTING PROVISIONS, AND A RIGHT OF FIRST REFUSAL OPTION HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AS SET FORTH IN A RESTRICTED STOCK PURCHASE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH PUBLIC SALE AND TRANSFER RESTRICTIONS, REPURCHASE, IRREVOCABLE PROXY AND VOTING PROVISIONS, AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

          (B)  STOP-TRANSFER INSTRUCTIONS.  Purchaser agrees that, in order to
               ---------------------------
ensure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (C)  REFUSAL TO TRANSFER.  The Company will not be required (i) to
               --------------------
transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends, to any purchaser or other transferee to whom such Shares have been so transferred.

     12.  COMPLIANCE WITH LAWS AND REGULATIONS.  The issuance and transfer of
          -------------------------------------
the Shares will be subject to and conditioned upon compliance by the Company and Purchaser with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company's common stock may be listed or quoted at the time of such issuance or transfer.

     13.  SUCCESSORS AND ASSIGNS.  The Company may assign any of its rights
          -----------------------
under this Agreement, including its rights to repurchase Shares under the Right of First Refusal. This Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement will be binding upon Purchaser and Purchaser's heirs, executors, administrators, successors and assigns.

     14.  GOVERNING LAW; SEVERABILITY.  This Agreement will be governed by and
          ----------------------------
construed in accordance with the internal laws of the State of California, excluding that body of laws pertaining to conflict of laws. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

     15.  NOTICES.  Any notice required or permitted hereunder will be given in
          --------
writing and will be deemed effectively given upon personal delivery, three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested), one (1) business day after its deposit with any return receipt express courier (prepaid), or one (1) business day after transmission by telecopier, addressed to the other party at its address (or facsimile number, in the case of transmission by telecopier) as shown below its signature to this Agreement, or to such other address as such party may designate in writing from time to time to the other party.

     16.  FURTHER INSTRUMENTS.  The parties agree to execute such further
          --------------------
instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

     17.  HEADINGS.  The captions and headings of this Agreement are included
          ---------
for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless specifically indicated otherwise, all references herein to Sections will refer to Sections of this Agreement.

     18.  ENTIRE AGREEMENT.  This Agreement, together with Section 5(b) and
          -----------------
Section 5(c) of the Employment Letter Agreement and all Exhibits to this Agreement, constitutes the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersedes all prior understandings and agreements, whether oral or written, between the parties hereto with respect to the specific subject matter hereof.

     19.  FINANCIAL STATEMENTS.  The Company shall provide fiscal year end
          --------------------
financial statements to Purchaser on an annual basis at such times as they are available for distribution to stockholders.

     20.  VOTING AGREEMENT.  In consideration of the sale of the Shares by the
          ----------------
Company to Purchaser, Purchaser hereby agrees that, with respect to any matter upon which the separate vote of the holders of the Company's Series A Common Stock is required under Section 242(b) of the Delaware General Corporation Law prior to the closing of the Company's initial public offering of Series A Common Stock pursuant to a registration statement filed with and declared effective by the SEC (the "Company IPO"), Purchaser will cast all votes attributable to
              -----------
Purchaser's Shares in the same proportion as the holders of the Company's outstanding shares of Series A, Series K and Series T Preferred Stock or any other series of stock designated in the Certificate of Incorporation of the Company as Convertible Preferred Stock (the "Convertible Preferred Stock") cast
                                             ---------------------------
their votes upon such matter, or, if there are no such shares of Convertible Preferred Stock outstanding, in the same manner as the holders of the Company's outstanding shares of Series B Common Stock cast their votes upon such matter. Purchaser hereby irrevocably appoints the Secretary of the Company, or any other person designated by the Secretary of the Company, to act as Purchaser's proxy until the Company IPO to cast all votes attributable to Purchaser's Shares as specified in this Section. The obligations of this Section shall be binding on any transferee to whom the Shares are transferred by Purchaser or any subsequent transferee. As a condition of any transfer of the Shares prior to the Company IPO, Purchaser shall require any transferee, and any such transferee shall require its transferee, to agree to be bound by the provisions of this Section in the same manner as Purchaser is bound.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in duplicate by its duly authorized representative and Purchaser has executed this Agreement in duplicate, as of the Effective Date.

AT HOME CORPORATION                     PURCHASER

By:  /s/ David G. Pine                  /s/ Thomas A. Jermoluk
   ----------------------------------   -------------------------------
                                        Thomas A. Jermoluk
Title:Vice President, General Counsel
      -------------------------------

Address: 385 Ravendale Drive            Address:_______________________
         Mountain View, CA 94043
                                        _______________________________

                                        Fax:___________________________

LIST OF EXHIBITS
----------------

Exhibit 1:  Purchaser's check in the amount of $500,000.00

Exhibit 2:  Stock Power and Assignment Separate from Stock Certificate

Exhibit 3:  Election Under Section 83(b) of the Internal Revenue Code

                                                                       EXHIBIT 1
                                                                       ---------


                           COPY OF PURCHASER'S CHECK
                           -------------------------

                                                                       EXHIBIT 2
                                                                       ---------

                           STOCK POWER AND ASSIGNMENT

                           SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Purchase Agreement dated as of July 31, 1996 (the "Agreement"), the undersigned hereby
                                          ---------
sells, assigns and transfers unto _____________________, ______________ shares of the Series K Preferred Stock of AT HOME CORPORATION, a Delaware corporation (the "Company"), standing in the undersigned's name on the books of the Company
      -------
represented by Certificate No(s). _____ delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned's attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE EXHIBITS THERETO.


Dated:  ___________________199___

                                        PURCHASER


                                        /s/ Thomas A. Jermoluk
                                        ------------------------------


                                        ______________________________
                                         (Purchaser's Spouse)



INSTRUCTION:  Please do not fill in any blanks other than the signature lines.
-----------             ---
The purpose of this Stock Power and Assignment is to enable the Company and/or its assigns to exercise its "Right of First Refusal" or implement its "Repurchase Obligation" set forth in the Agreement without requiring additional signatures on the part of the Purchaser.

                                                                       EXHIBIT 3
                                                                       ---------
                      ELECTION UNDER SECTION 83(B) OF THE
                             INTERNAL REVENUE CODE

The undersigned Taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in gross income for the Taxpayer's current taxable year the excess, if any, of the fair market value of the property described below at the time of transfer over the amount paid for such property, as compensation for services.

1.   TAXPAYER'S NAME:         Thomas A. Jermoluk

     TAXPAYER'S ADDRESS:      892 St. Joseph Ave.
                              ------------------------------

                              Los Altos, CA  94024
                              ------------------------------

     SOCIAL SECURITY NUMBER:  ###-##-####
                              ------------------------------

2. The property with respect to which the election is made is described as follows: 500,000 shares of Series K Preferred Stock of AT HOME CORPORATION, a Delaware corporation (the "Company"), which is Taxpayer's
                                               -------
     employer or the corporation for whom the Taxpayer performs services.

3. The date on which the shares were transferred was July 31, 1996 and this election is made for calendar year 1996.

4. The shares are subject to the following restrictions: The Company must repurchase all or a portion of the shares at the Taxpayer's original purchase price under certain conditions at the time of Taxpayer's termination of employment or services.

5. The fair market value of the shares (without regard to restrictions other than restrictions which by their terms will never lapse) was $1.00 per share at the time of transfer.

6.   The amount paid for such shares was $1.00 per share.

7.   The Taxpayer has submitted a copy of this statement to the Company.

THIS ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE ("IRS"), AT THE
                                                                ---
OFFICE WHERE THE TAXPAYER FILES ANNUAL INCOME TAX RETURNS, WITHIN 30 DAYS AFTER
                                                           --------------
THE DATE OF TRANSFER OF THE PROPERTY, AND MUST ALSO BE FILED WITH THE TAXPAYER'S INCOME TAX RETURNS FOR THE CALENDAR YEAR. THE ELECTION CANNOT BE REVOKED WITHOUT THE CONSENT OF THE IRS.

Dated:  July 31, 1996                 /s/ Thomas A. Jermoluk
                                      ------------------------------------
                                      Thomas A. Jermoluk